UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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GSC Investment Corp.
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GSC Investment Corp.
500 Campus Drive, Suite 220
Florham Park, New Jersey  07932

May 28, 2010

To the Stockholders of GSC Investment Corp:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of GSC Investment Corp. to be held at the offices of Davis Polk & Wardwell LLP located at 450 Lexington Avenue, New York, NY, 10017, on July 7, 2010, at 10:00 a.m., local time.  Only stockholders of record at the close of business on May 12, 2010 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

Details of the business to be conducted at the meeting are given in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you expect to attend the meeting, we hope you will vote your shares as soon a possible.  We encourage you to vote electronically via the internet or by telephone prior to the meeting or, if you request paper materials, to sign and return your proxy card so that your shares may be represented at the meeting.  As discussed in the Proxy Statement, voting electronically via the internet, by telephone or by returning the proxy or voting instruction card does not deprive you of your right to attend the annual meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

Eric P. Rubenfeld, Secretary

Notice of 2010 Annual Meeting of Stockholders
will be at the offices of
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
July 7, 2010, 10:00 a.m., local time
May 28, 2010

To the Stockholders of GSC Investment Corp:

The 2010 Annual Meeting of Stockholders of GSC Investment Corp., a Maryland corporation, will be held at the offices of Davis Polk & Wardwell LLP located at 450 Lexington Avenue, New York, NY, 10017 on July 7, 2010, at 10:00 a.m., local time.  At the annual meeting, our stockholders will consider and vote on:

•	the election of three members of the Board of Directors, to serve until the 2013 annual meeting of our stockholders and until their successors are duly elected and qualify;

•	a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2011; and

•	such other business as may properly come before the meeting.

The nominees of the Board of Directors for election as directors are set forth in the enclosed proxy statement.  We are not aware of any other business, or any other nominees for election as director, that may properly be brought before the annual meeting.

Holders of record of our common stock as of the close of business on May 12, 2010, the record date for the annual meeting, are entitled to notice of, and to vote at, the annual meeting.

Our Board of Directors recommends that you vote “FOR” the election of the nominees named in the enclosed proxy statement; and “FOR” the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2011.

We are pleased to take advantage of the Securities and Exchange Commission rule that allows issuers to furnish proxy materials to their stockholders on the internet.  We believe the rule allows us to provide our stockholders with the information you need, while lowering the costs of delivery.

Thank you for your support of GSC Investment Corp.

Very truly yours,

Eric P. Rubenfeld, Secretary

Table of Contents

ANNUAL MEETING INFORMATION	1
Date and Location	1

VOTING INFORMATION	1
Record Date and Quorum	1
Authorizing a Proxy for Shares Held in Your Name	1
Submitting Voting Instructions for Shares Held Through a Broker	2
Revoking Your Proxy	2
Votes Required to Elect Directors	2
Votes Required to Adopt Other Proposals	2
“Withholding Authority” and “Abstaining”	2

PROPOSAL 1—ELECTION OF DIRECTORS	3

Director and Executive Officer Information	3
Directors	3
Executive Officers	5
Biographical Information	6

Corporate Governance	8
Corporate Governance Documents	8
Corporate Governance Procedures	8
Board Leadership	9
Director Independence	10
Board Meetings and Committees	10
Communications with Directors	10
Audit Committee	11
Compensation Committee	11
Nominating and Corporate Governance Committee	12
Code of Conduct and Ethics	13

Beneficial Ownership of Common Stock	14
Stock Ownership of Directors and Executive Officers	14
Dollar Range of Securities Beneficially Owned By Directors	15

Executive Compensation	15

Director Compensation	16

PROPOSAL 2 - TO RATIFY OF THE APPOINTMENT OF ERNST & YOUNG LLP AS GNV’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2011 FISCAL YEAR	17

Independent Auditor’s Fees	17

Audit Committee Report	17

Other Matters	19
Section 16(a) Beneficial Ownership Reporting Compliance	19
Certain Affiliations	19
Director Attendance at Annual Stockholder Meetings	19
Stockholder Proposals	19
Other Business	20
Annual Reports	20
Solicitation Expenses	20
Delivery of Documents to Stockholders Sharing an Address	20

GSC Investment Corp.

500 Campus Drive, Suite 220
Florham Park, New Jersey 07932
May 28, 2010

Proxy Statement

We are providing this proxy statement in connection with the solicitation of proxies by our Board of Directors for the 2010 Annual Meeting of Stockholders.  In this proxy statement, we refer to GSC Investment Corp. as the “Company,” “GNV,” “we,” “our” or “us” and the Board of Directors as the “Board.”  When we refer to GNV’s fiscal year, we mean the 12-month period ending February 28 or, if applicable, February 29 of the stated year (for example, fiscal year 2010 is March 1, 2009 through February 28, 2010).  In this proxy statement, we refer to GSCP (NJ) L.P., our investment adviser, as “GSCP” or “the investment adviser” and together with its affiliates and subsidiaries, as “GSC Group.”

On April 14, 2010, we announced that Saratoga Investment Advisors, LLC (“Saratoga”) and CLO Partners LLC have agreed to purchase a minority stake in the Company (the “Saratoga Transaction”).  Under the terms of the stock purchase agreement and subject to approval by our stockholders, Saratoga will replace GSCP as our investment adviser.  If the Saratoga Transaction is consummated, we will change our name to Saratoga Investment Corp. and our headquarters will be in New York City.  For more information about the Saratoga Transaction, see our Current Report on Form 8-K dated April 14, 2010 and our Preliminary Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2010.  We can give no assurance that the Saratoga Transaction will be consummated.

Annual Meeting Information

Date and Location

We will hold the annual meeting on July 7, 2010 at 10:00 a.m., local time, at the offices of Davis Polk & Wardwell LLP, located at 450 Lexington Avenue, New York, NY, 10017.

Voting Information

Record Date and Quorum

The record date for the annual meeting is the close of business on May 12, 2010 (the “Record Date”).  You may cast one vote for each share of common stock that you owned as of the Record Date.  On the Record Date, 16,940,109 shares of common stock were outstanding.  The presence, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the annual meeting will constitute a quorum at the annual meeting.

Authorizing a Proxy for Shares Held in Your Name

If your shares of GNV common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record.  In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we furnish proxy materials to our stockholders on the internet.  If you received a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) by mail, you will not receive a printed copy of these proxy materials.  Instead, the Notice of Internet Availability will instruct you as to how you may access and review all of the important information contained in these proxy materials.  The Notice of Internet Availability also instructs you as to how you may submit your proxy via the internet or over the telephone.  If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.  Authorizing your proxy will not limit your right to vote in person at the annual meeting.  A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions.  If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock through a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability was forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.  You must follow the voting instructions you receive from your broker, bank or nominee.  If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the annual meeting, you must obtain a legal proxy from the record holder of your shares and present it at the annual meeting. If you do not vote in person at the annual meeting or submit voting instructions to your broker, your broker may still be permitted to vote your shares.  New York Stock Exchange (“NYSE”) member brokers may vote in their discretion in the election of directors and the ratification of the appointment of GNV’s independent registered public accounting firm if they do not receive instructions from beneficial owners, subject to any voting policies adopted by the broker.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by (1) delivering a written revocation notice prior to the annual meeting to our Secretary, Eric P. Rubenfeld, at 500 Campus Drive, Suite 220, Florham Park, NJ 07932-1039; (2) submitting a later-dated proxy that we receive no later than the conclusion of voting at the annual meeting; or (3) voting in person at the annual meeting.  If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.  Attending the annual meeting does not revoke your proxy unless you also vote in person at the meeting.

Votes Required to Elect Directors

Each director will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote in the election of directors.  Under Maryland law, if a director does not receive the requisite number of votes and is not elected at the annual meeting, the director will continue to serve on the Board as a “holdover director.”

Votes Required to Adopt Other Proposals

Approval of Proposal 2, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2011 fiscal year, requires the affirmative vote of a majority of the votes cast on the proposal.  A “majority of the votes cast” means that the number of votes cast “for” Proposal 2 exceeds the number of votes cast “against” Proposal 2.

 “Withholding Authority” and “Abstaining”

You may “withhold authority” to vote for any nominee for election as a director and may “abstain” from voting on the other proposals.  Stockholders who “withhold authority” from their proxyholders to vote for any nominee will have the effect of voting against that nominee.  Stockholders who “abstain” from voting on Proposal 2 will be counted as present at the annual meeting for purposes of determining a quorum but will have no effect on the outcome of the vote on that proposal.

Proposal 1—Election of Directors

Our business and affairs are managed under the direction of our Board. The Board currently consists of five members, of whom three are not “interested persons” of GNV (“Independent”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Our Board elects our officers, who will serve at the discretion of the Board.

Under our charter, our directors are divided into three classes, and the initial directors named in our Articles of Incorporation will serve until the first, second or third annual meeting of stockholders, respectively, and until their successors are duly elected and qualify.  At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors have been duly elected and qualified or any director’s earlier resignation, death or removal.

The Board of Directors has nominated three directors for election at the annual meeting.  The nominees are directors as of May 12, 2010, and have indicated that they will continue to serve if re-elected, subject to the consummation of the proposed Saratoga Transaction described below.  We do not anticipate that the nominees will be unable or unwilling to stand for election, but if that happens, the proxyholders will vote for other persons nominated by the Board.

At the 2009 annual meeting, former Independent director Peter K. Barker elected not to stand for re-election, and in order to preserve the majority of Independent directors on our Board, interested director Seth M. Katzenstein resigned from the Board.  These changes to our Board resulted in one class of directors having three members, and each of the other two classes having only one member.  Our articles of incorporation and Section 304 of the NYSE Listed Company Manual require that all classes of a classified board of directors be of approximately equal size.  Accordingly, we expect Robert F. Cummings, Jr., one of the three directors nominated for election at this annual meeting to the class of directors whose terms expire in 2013, if elected, to resign from our Board immediately after this annual meeting and be appointed to the class of directors whose terms expire in 2011.  This will result in our Board having two directors whose terms expire in 2011, one director whose term expires in 2012 and two directors whose terms expire in 2013.

If the proposed Saratoga Transaction is consummated, our GSC Group-affiliated board members, Richard M. Hayden and Robert F. Cummings, Jr., will be replaced by Christian L. Oberbeck and Richard A. Petrocelli, Managing Directors of Saratoga Partners, an affiliate of Saratoga.  The overall size and composition of the Board of Directors will otherwise remain unchanged.  In addition, our current Chief Executive Officer, Chief Financial Officer and Vice President, Secretary and Chief Compliance Officer will be replaced by corporate officers of Saratoga.  Mr. Oberbeck will be appointed Chief Executive Officer and Mr. Petrocelli will be appointed Chief Financial Officer and Chief Compliance Officer.

On May 25, 2010, Richard T. Allorto, Jr. announced his resignation as Chief Financial Officer of the Company, effective July 15, 2010.  As of the date of this Annual Proxy Statement, his immediate successor has not yet been identified.

Director and Executive Officer Information

Directors

Information regarding the nominees for election as directors at the annual meeting and our continuing directors is as follows:

Nominees for election as directors to serve until our 2013 annual meeting of stockholders and until their successors are duly elected and qualify:

Name	Age	Position	Director Since	Expiration of Term	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director of Nominee for Director	Other Directorships/ Trusteeships Held by Board Member
Interested Director (1)
Robert F. Cummings, Jr. (2)	60	Director	2007	2010
Currently retired. From 2002 until July 2009, Mr. Cummings was an employee of GSC Group, where he served as a Senior Managing Director and Chairman of the Risk & Conflicts Committee and the Valuation Committee.
						none	Corning Inc.; Viasystems Group Inc.
Independent Director
Steven M. Looney	60	Director	2007	2010	Managing Director of Peale Davies & Co. Inc., a consulting firm, since 2005.	none	Sun Healthcare Group; WH Industries
Independent Director
Charles S. Whitman III	68	Director	2007	2010	Senior counsel (retired) at the law firm of Davis Polk & Wardwell LLP since 2006. Prior to 2006, Mr. Whitman was a Partner in Davis Polk’s Corporate Department.	none	none

(1)  Interested directors are “interested persons” as defined in the 1940 Act.  Mr. Cummings is an “interested person” as defined in the 1940 Act because he was an employee of our investment adviser from 2002 until July 2009.

(2)  In order to comply with our articles of incorporation and Section 304 of the NYSE Listed Company Manual, if elected at this annual meeting, Mr. Cummings will resign immediately and be appointed as a director in the class whose term will expire in 2011.  Separately, if the proposed Saratoga Transaction is consummated, Mr. Cummings will be replaced by Richard A. Petrocelli, Managing Director of Saratoga Partners, an affiliate of Saratoga.

Our Board unanimously recommends a vote “FOR” the election of the nominees named above.  Proxies solicited by our Board will be voted “FOR” these nominees unless otherwise instructed.

Continuing directors whose terms will expire at our 2011 annual meeting of stockholders:

Name	Age	Position	Director Since	Expiration of Term	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director of Nominee for Director	Other Directorships/ Trusteeships Held by Board Member
Independent Director
G. Cabell Williams	56	Director	2007	2011	Managing General Partner of Williams and Gallagher, a private equity partnership, since 2004.	none	none

Continuing directors whose terms will expire at our 2012 annual meeting of stockholders:

Name	Age	Position	Director Since	Expiration of Term	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director of Nominee for Director	Other Directorships/ Trusteeships Held by Board Member
Interested Director (1)
Richard M. Hayden (2)	64	Chairman of the Board of Directors	2007	2012	Retired. Vice Chairman of GSC Group from 2000 until September 2009.	none	Deutsche Boerse AG; Haymarket Financial LLP; TowerBrook Capital Partners

(1)  Interested directors are “interested persons” as defined in the 1940 Act.  Mr. Hayden is an “interested person” as defined in the 1940 Act because he was an employee of our investment adviser from 2000 until September 2009.

(2)  If the proposed Saratoga Transaction is consummated, Mr. Hayden will be replaced by Christian L. Oberbeck, Managing Director of Saratoga Partners, an affiliate of Saratoga.

The address of each director is c/o GSC Investment Corp., 500 Campus Drive, Suite 220, Florham Park, New Jersey 07932.

Executive Officers

Information regarding our executive officers is as follows:

Name	Age	Position	Since	Principal Occupation(s) During Last Five Years	Directorships/Trusteeships Held by Officer
Seth M. Katzenstein (1)	35	Chief Executive Officer and President	2008
Joined GSC Group at its inception in 1999 and is the Head of the U.S. and European lending divisions with portfolio-management responsibility for the U.S. Corporate Debt business. From 2008 to 2009, Mr. Katzenstein served as the Head of Credit and Portfolio Management for the U.S. Corporate Debt business. From 2005 to 2008, Mr. Katzenstein served as a Portfolio Manager for the U.S. Corporate Debt business.
					None

Richard T. Allorto, Jr. (1), (2)	38	Chief Financial Officer	2007	Joined GSC Group in 2001 and is currently a Managing Director with responsibility for overseeing the accounting and finance operations relating to the funds managed by GSC Group.	None

Eric P. Rubenfeld (1)	39	Vice President, Secretary and Chief Compliance Officer	2009
Joined GSC Group in 2006 and is currently Senior Managing Director, General Counsel and Chief Compliance Officer. From 2004 to 2006, Mr. Rubenfeld was Director and Counsel at Assured Guaranty Corp., a financial guaranty insurance company.
					Stonewall Acquisition Corporation

(1)  If the Saratoga Transaction is consummated, Mr. Katzenstein will be replaced by Christian L. Oberbeck, as Chief Executive Officer and President and Mr. Allorto and Mr. Rubenfield will be replaced by Richard A. Petrocelli, as Chief Financial Officer and Chief Compliance Officer.

(2)  On May 25, 2010, Mr. Allorto announced his resignation as Chief Financial Officer of the Company, effective July 15, 2010.  As of the date of this Annual Proxy Statement, his immediate successor has not yet been identified.

Our executive officers serve at the discretion of our Board.  The address of each executive officer is c/o GSC Investment Corp., 500 Campus Drive, Suite 220, Florham Park, New Jersey 07932.

Information regarding Christian L. Oberbeck and Richard A. Petrocelli, who will replace our current executive officers if the proposed Saratoga Transaction is consummated, is available in our Preliminary Proxy Statement on Schedule 14A filed with the SEC on May 13, 2010.

Biographical Information

We believe that our Board as a whole possesses the right diversity of experience, qualifications and skills to oversee and address the key issues facing our Company.  In addition, we believe that each of our directors possesses key attributes that we seek in a director, including strong and effective decision-making, communication and leadership skills.  Set forth below is additional information about the experience and qualifications of each of the nominees for director, as well as each of the current members of the Board, that led the Nominating and Corporate Governance Committee and the Board to conclude, at the time each individual was nominated to serve on the Board, that he or she would provide valuable insight and guidance as a member of the Board.

Directors

Our directors can be classified as either Independent directors or interested directors.  Interested directors are “interested persons” as defined in the 1940 Act.  Mr. Hayden and Mr. Cummings are “interested persons” as defined in the 1940 Act because they are former employees of our investment adviser.

Independent Directors

Steven M. Looney — Mr. Looney is a Managing Director of Peale Davies & Co. Inc., a consulting firm with particular expertise in financial process and IT outsourcing, and is a CPA and an attorney. Mr. Looney also serves as a consultant and director to numerous companies in the healthcare, manufacturing and technology services industries, including Sun Healthcare and WH Industries Inc. Between 2000 and 2005, he served as Senior Vice President and Chief Financial Officer of PCCI, Inc., a private IT staffing and outsourcing firm. Between 1992 and 2000, Mr. Looney worked at WH Industries as Chief Financial and Administrative Officer. Mr. Looney graduated summa cum laude from the University of Washington with a B.A. degree in Accounting and received a J.D. from the University of Washington School of Law where he was a member of the law review.  Mr. Looney’s nomination as director is supported by his experience as a Managing Director of Peale Davies & Co. Inc. and as Chief Financial and Administrative Officer of WH Industries, as well as his financial, accounting and legal expertise.

Charles S. Whitman III — Mr. Whitman is senior counsel (retired) at Davis Polk & Wardwell LLP. Mr. Whitman was a partner in Davis Polk’s Corporate Department for 28 years, representing clients in a broad range of corporate finance matters, including shelf registrations, securities compliance for financial institutions, foreign asset privatizations, and mergers and acquisitions.  From 1971 to 1973, Mr. Whitman served as Executive Assistant to three successive Chairmen of the SEC.  Mr. Whitman serves on the Legal Advisory Board of the National Association of Securities Dealers.  Mr. Whitman graduated from Harvard College and graduated magna cum laude from Harvard Law School with a LL.B.  Mr. Whitman also received an LL.M. from Cambridge University in England.  Mr. Whitman’s nomination as director is supported by his 28 years of experience representing clients, including AT&T, Exxon Mobil, General Motors and BP, in securities matters as a partner in Davis Polk’s corporate department.

G. Cabell Williams — Mr. Williams is currently the Managing General Partner of Williams and Gallagher, a private equity partnership located in Chevy Chase, Maryland. In 2004, Mr. Williams concluded a 23 year career at Allied Capital Corporation, a $4 billion business development corporation based in Washington, DC. While at Allied, Mr. Williams held a variety of positions, including President, COO and finally Managing Director following Allied’s merger with its affiliates in 1998.  From 1991 to 2004, Mr. Williams either led or co-managed the firm’s Private Equity Group. For the nine years prior to 1999, Mr. Williams led Allied’s Mezzanine investment activities. For 15 years, Mr. Williams served on Allied’s Investment Committee where he was responsible for reviewing and approving all of the firm’s investments.  Prior to 1991, Mr. Williams ran Allied’s Minority Small Business Investment Company. He also founded Allied Capital Commercial Corporation, a real estate investment vehicle.  Mr. Williams has served on the Board of various public and private companies. Mr. Williams attended The Landon School, and graduated from Mercersburg Academy and Rollins College, receiving a B.S. in Business Administration from the latter.  Mr. Williams’ qualifications as director include his 28 years of experience managing investment activities at Allied Capital, where he served in a variety of positions, including President, COO and Managing Director.

Interested Directors

Robert F. Cummings, Jr. — Mr. Cummings is currently retired.  Mr. Cummings was an employee of GSC Group from 2002 until July 2009, during which time he served as a Senior Managing Director and Chairman of the Risk & Conflicts Committee and the Valuation Committee.  Mr. Cummings is also a former member of the GSC Group Advisory Board.  For the prior 28 years, Mr. Cummings was with Goldman, Sachs & Co., where he was a member of the Corporate Finance Department, advising corporate clients on financing, mergers and acquisitions, and strategic financial issues.  Mr. Cummings was named a Partner of Goldman, Sachs & Co. in 1986.  Mr. Cummings retired in 1998 and was retained as an Advisory Director by Goldman, Sachs & Co. to work with certain clients on a variety of banking matters.  Mr. Cummings is a director of Corning Inc. and Viasystems Group Inc.  Mr. Cummings graduated from Union College with a B.A. degree and from the University of Chicago with an M.B.A. degree.  Mr. Cummings’ nomination as director is supported by his directorships at Corning and Viasystems, as well as his extensive financial expertise and experience at GSC Group and Goldman Sachs.

Richard M. Hayden — Mr. Hayden is the Chairman of GSC Investment Corp and is currently retired.  From 2000 until September 2009, Mr. Hayden held various positions at GSC Group, including, most recently, Vice Chairman.  Mr. Hayden was previously with Goldman, Sachs & Co. from 1969 until 1999 and was named a Partner in 1980.  Mr. Hayden transferred to London in 1992, where he was a Managing Director and the Deputy Chairman of Goldman, Sachs & Co. International Ltd., responsible for all European investment banking activities.  Mr. Hayden was also Chairman of the Credit Committee from 1991 to 1996, a member of the firm’s Commitment Committee from 1990 to 1995, a member of the firm’s Partnership Committee from 1997 to 1998 and a member of the Goldman, Sachs & Co. International Executive Committee from 1995 to 1998.  In 1998, Mr. Hayden retired from Goldman, Sachs & Co. and was retained as an Advisory Director to consult in the Principal Investment Area.  Mr. Hayden is a non-executive director of Deutsche Boerse AG, the non-executive Chairman of Haymarket Financial LLP and Chairman of the Senior Advisory Board of TowerBrook Capital Partners.  Mr. Hayden is also a member of The Wharton Business School International Advisory Board.  Mr. Hayden graduated magna cum laude and Phi Beta Kappa from Georgetown University with a B.A. degree in Economics, and graduated from The Wharton School with an M.B.A. degree.  Mr. Hayden’s qualifications as director include his directorships at Deutsche Boerse, Haymarket Financial, and TowerBrook Capital Partners, as well as his extensive financial expertise and experience at Goldman Sachs.

Executive Officers

Richard T. Allorto, Jr., Chief Financial Officer — Mr. Allorto joined GSC Group in 2001 and has held various positions, including, most recently, Managing Director, and is responsible for the accounting and finance operations relating to the funds managed by GSC Group. Mr. Allorto was previously with Schering Plough Corp. from 1998 to 2001 where he worked as an Audit Supervisor within the internal audit group with a focus on operational audits of the company’s international subsidiaries. From 1994 to 1998, he was with Arthur Andersen as a Supervising Audit Senior with a manufacturing industry focus. Mr. Allorto graduated from Seton Hall University with a B.S. degree in accounting and is a licensed CPA.

Seth M. Katzenstein, Chief Executive Officer and President — Mr. Katzenstein joined GSC Group at its inception in 1999 and is the Head of the U.S. and European lending divisions with portfolio-management responsibility for the U.S. Corporate Debt business.  Prior to his current duties, Mr. Katzenstein served as the Head of Credit and Portfolio Management for the U.S. Corporate Debt business from 2008 to 2009.  From 2005 to 2008, Mr. Katzenstein served as a Portfolio Manager for the U.S. Corporate Debt business.  Mr. Katzenstein served as the Senior Trader for the U.S. Corporate Debt business from 2003 to 2005 and as a Portfolio Analyst in the Control Distressed Debt business from 1998 to 2003.  Prior to joining GSC Group in 1999, Mr. Katzenstein was with Greenwich Street Capital Partners from 1998 to 1999.  Prior to that, Mr. Katzenstein worked as an Analyst in the Financial Institutions Group at Salomon Smith Barney Inc. from 1996 to 1998 where he solicited, evaluated, and executed financing and advisory transactions for financial institutions.  He has a B.B.A. from the University of Michigan.

Eric P. Rubenfeld, Vice President, Secretary and Chief Compliance Officer — Mr. Rubenfeld joined GSC Group in 2006 and is currently Senior Managing Director, General Counsel and Chief Compliance Officer.  From 2004 to 2006, Mr. Rubenfeld was Director and Counsel at Assured Guaranty Corp.  From 1995 to 2004, he was in private practice, most recently at McKee Nelson LLP and Fried, Frank, Harris, Shriver & Jacobson LLP.  Mr. Rubenfeld received his J.D. degree, cum laude, from Harvard Law School in 1995 and his B.A. degree, magna cum laude with College Honors in Economics and History, from the University of California, Los Angeles in 1991.  Mr. Rubenfeld is also a director of Stonewall Acquisition Corporation.

Corporate Governance

Corporate Governance Documents

GNV has a corporate governance webpage at the “Corporate Governance” link under the “Investor Relations” link at http://www.gscinvestmentcorp.com.

Our Corporate Governance Procedures, Financial Officer Code of Ethics, GSC Group Code of Ethics (applicable to the employees of GSC Group) and Board Committee charters are available at our corporate governance webpage at http://ir.gscinvestmentcorp.com/governance.cfm and are also available to any stockholder who requests them by writing to our secretary, Eric P. Rubenfeld, at 500 Campus Drive, Suite 220, Florham Park, NJ 07932-1039.

Corporate Governance Procedures

GNV has established these corporate governance procedures to guard against, among other things, an improperly constituted Board.

Review to Confirm Director and Officer Status

GNV shall periodically review (at least annually) the status of each director and officer of GNV.  Such review shall be performed through the distribution and receipt of a Directors’ and Officers’ Questionnaire (the “D&O Questionnaire”) to be sent to each director (and officer) annually in April of each calendar year by GSCP, GNV’s investment adviser.  The Legal/Compliance Department of the investment adviser shall review (consulting GNV’s legal counsel as needed) all D&O Questionnaires to confirm, among other matters, the continued independence of each director.  Counsel to the independent directors will be advised of any material disclosure relating to any director’s independence.

New directors or officers of GNV shall complete a D&O Questionnaire prior to serving as a GNV director or officer.  The Legal/Compliance Department’s review of the completed D&O Questionnaire shall consider, among other things, the director’s or officer’s outside business dealings, percentage ownership of the investment adviser and any relationship he/she may have with GNV or the investment adviser or any of their affiliates, outside of serving as a director or officer of GNV.

Independent Committee Chairmen

The Chairmen of the Audit Committee and the Nominating Committee shall not be “interested persons” of GNV, as defined under Section 2(a)(19) of the 1940 Act (hereinafter “Disinterested”).  If any such Chairman believes he might be interested, he shall contact legal counsel to review his status prior to the next Board or committee meeting.

Percentage of Directors Elected by Stockholders

The Board may fill vacancies occurring on the Board at any time, provided that immediately after filling any such vacancy, at least two-thirds of the directors then holding office shall have been elected by stockholders.

If at any time less than a majority of the directors of GNV were elected by stockholders due to attrition, the directors of GNV shall within 60 days of such time call a meeting of the stockholders for the purpose of electing directors to fill any existing vacancies on the Board.

The investment adviser shall monitor the Board to ensure that the foregoing percentages are met.  Upon the resignation of a director, the investment adviser shall calculate the percentage of stockholder-elected directors and determine whether a stockholder meeting is required.  If a meeting is required, GNV’s directors, in concert with GNV’s legal counsel and investment adviser, shall convene a Nominating Committee meeting and arrange for a stockholder meeting to be called.

Annual Evaluation

GNV’s directors shall perform an evaluation, at least annually, of the effectiveness of the Board and its committees.  This evaluation shall include an annual questionnaire and Board and Committee discussion.

Independent Directors Policy

GNV’s Board shall be comprised of directors, at least a majority of whom shall not be interested persons of GNV, as defined under the 1940 Act.  The investment adviser shall monitor the percentage of interested directors serving on the Board.  If there is an increase in the number of interested directors (due to resignations of disinterested directors, change in status of a director to an interested director, etc.), the investment adviser shall notify the directors, including GNV’s Nominating Committee.  The Nominating Committee shall promptly convene to consider new candidates who would not be interested persons of GNV to serve on the Board of Directors.

The independent directors of GNV shall meet in a separate executive session, at least quarterly.  No interested person of GNV, as defined under the 1940 Act, may be present in such sessions.  The non-management directors that chair committees of the Board of Directors will alternate acting as presiding director at such meetings, in alphabetical order based on the names of the committees they chair.  Such sessions are anticipated to include discussions of the directors’ views on the performance of the investment adviser and other service providers.

The independent directors of GNV continue to be authorized to hire such employees, experts, counsel and other assistance as they deem necessary to assist them in carrying out their duties.

Board Leadership

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company.  Among other things, the Board of Directors approves the appointment of our investment adviser, administrator and officers; reviews and monitors the services and activities performed by our investment adviser, administrator and officers; and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our Bylaws, the Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board.  The Company does not have a fixed policy as to whether the Chairman of the Board should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr.  Hayden serves as Chairman of the Board.  Mr. Hayden is an “interested person” as defined in the 1940 Act because he is a former employee of GSC Group.  The Company believes that Mr. Hayden’s history with the Company, familiarity with our investment platform and extensive experience in the management of investments qualifies him to serve as the Chairman of the Board.  Moreover, the Company believes that it is best served by a leadership structure in which the Chairman of the Board has a relationship with the Company’s investment adviser because such structure provides an effective bridge between the Board and its investment adviser.  The Board of Directors does not currently have a designated lead independent director.  We believe that our board leadership structure must be evaluated on a case-by-case basis and that our existing board leadership structure is appropriate.  However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

The Board, directly and through the Audit Committee and other committees of the Board, takes an active role in the oversight of the Company’s policies with respect to the assessment and management of enterprise risk.  Among other things, the Board has policies in place for identifying the senior executive responsible for key risks as well as the Board committees with oversight responsibility for particular key risks.  In a number of cases, oversight is conducted by the full Board.  The Company’s Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer.  The Chief Compliance Officer is designated to oversee compliance with the Company’s Code of Ethics.

We believe that our Board’s (and its committees’) role in risk oversight complements our Board’s leadership structure because it allows our independent directors, through three fully independent board committees, auditor and independent valuation providers, our Chief Compliance Officer, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.  We believe that our Board leadership structure and the Board’s approach to risk oversight must be evaluated on a case-by-case basis and that the Board’s role in risk oversight is appropriate.  However, we continually re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Director Independence

The Board has considered all material relationships between the corporation and each of Steven M. Looney, Charles S. Whitman III and G. Cabell Williams and has found that none of Steven M. Looney, Charles S. Whitman III or G. Cabell Williams has a relationship that would interfere with his independent judgment in carrying out the responsibilities of a director and, therefore, each meets the director independence requirements.  Provided that Mr. Looney and Mr. Whitman are re-elected, each of Mr. Looney, Mr. Whitman and Mr. Williams will continue to serve as Independent directors if the proposed Saratoga Transaction is consummated.

Board Meetings and Committees

Our Board of Directors has established an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) and, for the purpose of considering potential strategic alternatives and reviewing the proposed Saratoga Transaction, a special committee (the “Special Committee”).  During fiscal year 2010 our Board met nine times, the Special Committee met six times, the Audit Committee met five times, the Nominating and Corporate Governance Committee met twice and the Compensation Committee (collectively constituting all of the Board’s standing committees) met once.  All directors attended at least 95% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served.  Although members of the Board of Directors are encouraged to attend all Board and committee meetings, we do not have a formal policy with respect to such attendance.  We have sought to schedule our Board and committee meetings at times and dates to accommodate attendance by members of our Board of Directors.

The report of the Audit Committee appears herein.  Currently, none of our executive officers are compensated by the Company and as such the Compensation Committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Board by mail.  To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title.  All such correspondence should be sent to GSC Investment Corp., 500 Campus Drive, Suite 220, Florham Park, NJ 07932-1039, Attention: Corporate Secretary, Eric P. Rubenfeld.  Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee.  Appropriate GSC Group personnel will review and sort through communications before forwarding them to the addressee(s).

Audit Committee

The current members of the Audit Committee are Steven M. Looney (Chairman), Charles S. Whitman III and G. Cabell Williams. The Board has determined that Mr. Looney is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934 and that each of Messrs. Whitman and Williams are “financially literate” as required by NYSE corporate governance standards. All of these members are independent directors. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our Board of Directors in determining the fair value of debt and equity investments that are not publicly traded or for which current market values are not readily available; where appropriate, the Board of Directors and Audit Committee may utilize the services of an independent valuation firm to assist them in determining the fair value of these investments. Finally, the Audit Committee also reviews our financial statements and the disclosure thereof and the adequacy of our disclosure controls.

Authority

The Audit Committee is authorized (without seeking Board approval) to retain special legal, accounting or other advisors and may request any officer or employee of the Company or the Company's outside counsel or independent auditor to meet with any members of, or advisors to, the Audit Committee.  The Audit Committee shall have available appropriate funding from the Company as determined by the Audit Committee for payment of: (i) compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisers employed by the Audit Committee, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may delegate its authority to subcommittees or the Chairman of the Audit Committee when it deems appropriate and in the best interests of the Company.

Procedures

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under its charter, but not less frequently than quarterly. The Chairman of the Audit Committee, in consultation with the other committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with its charter. The Audit Committee shall meet separately, periodically, with management, with internal auditors or other personnel responsible for the internal audit function and with the independent auditor.

A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company’s website at http://ir.gscinvestmentcorp.com/governance.cfm.

Compensation Committee

The current members of the Compensation Committee are G. Cabell Williams (Chairman), Steven M. Looney and Charles S. Whitman III.  All of these members are independent directors.  The Compensation Committee is responsible for overseeing the Company’s compensation policies generally and making recommendations to the Board with respect to incentive compensation and equity-based plans of the Company that are subject to Board approval, evaluating executive officer performance and reviewing the Company’s management succession plan, overseeing and setting compensation for the Company’s directors and, as applicable, its executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in the Company’s annual proxy statement.  Currently, none of our executive officers are compensated by the Company and as such the Compensation Committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

The Compensation Committee has the sole authority to retain and terminate any compensation consultant assisting the Compensation Committee, including sole authority to approve all such compensation consultant’s fees and other retention terms.  The Compensation Committee may delegate its authority to subcommittees or the Chairman of the Compensation Committee when it deems appropriate and in the best interests of the Company.

Procedures

The Compensation Committee shall meet as often as it determines is appropriate to carry out its responsibilities under its charter.  The Chairman of the Compensation Committee, in consultation with the other committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with its charter.  No executive officer should attend that portion of any meeting where such executive’s performance (or, as applicable, compensation) is discussed, unless specifically invited by the Compensation Committee.

A charter of the Compensation Committee is available in print to any stockholder who requests it and is also available on the Company’s website at http://ir.gscinvestmentcorp.com/governance.cfm.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2010, none of the Company’s executive officers served on the board of directors (or a compensation committee thereof or other board committee performing equivalent functions) of any entities that had one or more executive officers serve on the Compensation Committee or on the Board.  No current or past executive officers or employees of the Company or its affiliates serve on the Compensation Committee.

Nominating and Corporate Governance Committee

The current members of the Nominating and Corporate Governance Committee are Charles S. Whitman III (Chairman), G. Cabell Williams and Steven M. Looney.  All of these members are independent directors.  The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members, and recommending to the Board director nominees for election at the next annual or special meeting of shareholders at which directors are to be elected or to fill any vacancies or newly created directorships that may occur between such meetings, recommending directors for appointment to Board committees, making recommendations to the Board as to determinations of director independence, overseeing the evaluation of the Board, overseeing and setting compensation for the Company's directors, and developing and recommending to the Board the Corporate Governance Procedures and Financial Officer Code of Ethics.

In making its recommendations for Board and committee membership, the Nominating and Corporate Governance Committee shall review candidates' qualifications for membership on the Board or a committee of the Board (including making a specific determination as to the independence of each candidate) based on the criteria approved by the Board (and taking into account the enhanced independence, financial literacy and financial expertise standards that maybe required under law or the New York Stock Exchange rules for Audit Committee membership purposes). In evaluating current directors for re-nomination to the Board or re-appointment to any Board committees, the Nominating and Corporate Governance Committee shall assess the performance of such directors, periodically review the composition of the Board and its committees in light of the current challenges and needs of the Board, the Company and each committee, and determine whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience, consider rotation of committee members and committee Chairmen and consider any other factors that are set forth in the Company's corporate governance guidelines or are deemed appropriate by the Nominating and Corporate Governance Committee or the Board.  The Nominating and Corporate Governance Committee considers issues of judgment, diversity, age, skills, background and experience in evaluating candidates for membership on the Board of Directors.

The Nominating and Corporate Governance Committee does not have a formal policy on the consideration of director candidates recommended by stockholders.  The Board believes that it is more appropriate to give the Nominating and Corporate Governance Committee flexibility in evaluating stockholder recommendations.  In the event that a director nominee is recommended by a stockholder, the Nominating and Corporate Governance Committee will give due consideration to the director nominee and will use the same criteria used for evaluating Board director nominees, in addition to considering the information relating to the director nominee provided by the stockholder.

Authority

The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any search firm assisting the Nominating and Corporate Governance Committee in identifying director candidates, including sole authority to approve all such search firm's fees and other retention terms. In addition, the Nominating and Corporate Governance Committee has the sole authority to retain and terminate any compensation consultant assisting the Nominating and Corporate Governance Committee in the evaluation of director compensation, including sole authority to approve all such compensation consultant's fees and other retention terms. The Nominating and Corporate Governance Committee may delegate its authority to subcommittees or the Chair of the Nominating and Corporate Governance Committee when it deems appropriate and in the best interests of the Company.

Procedures

The Nominating and Corporate Governance Committee shall meet as often as it determines is appropriate to carry out its responsibilities under its charter. The Chair of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with its charter.

A charter of the Nominating and Corporate Governance Committee is available in print to any stockholder who requests it, and it is also available on the Company’s website at http://ir.gscinvestmentcorp.com/governance.cfm.

Special Committee

The members of the Special Committee are Charles S. Whitman III (Chairman), Steven M. Looney and G. Cabell Williams.  All of these members are independent directors.  The Special Committee was formed by unanimous written consent of the Board of Directors on January 8, 2009 for the purpose of considering potential strategic alternatives.  Currently, the Special Committee is responsible for reviewing the proposed Saratoga Transaction.

Authority

The Special Committee has the power and authority, to the maximum extent permitted by the Maryland General Corporation Law and the Bylaws of the Company, to (i) retain and obtain advice from experts and advisors with respect to strategic alternatives, (ii) review, evaluate and negotiate the terms and conditions of any potential strategic transaction, (iii) determine, with assistance from its advisors, whether any such strategic transaction is fair to, advisable and in the best interests of the Company and its stockholders, (iv) recommend that the Board approve such strategic transaction and, if necessary, submit such strategic transaction to the stockholders of the Company for their approval, (v) determine that pursuing a strategic transaction is not advisable and/or (vi) take such other action related to or arising in connection with any such strategic transaction as the Special Committee deems necessary, appropriate or advisable, including, without limitation, the solicitation of alternative transactions.

Procedures

The Special Committee meets as often as it determines is appropriate to carry out its responsibilities.  The Chairman of the Special Committee, in consultation with the other committee members, determines the frequency and length of the committee meetings and sets meeting agendas.

The Special Committee does not have a charter.  The Special Committee functions in accordance with the procedures set forth in the Bylaws of the Company with respect to committees of the Board.

Code of Conduct and Ethics

We have adopted a Financial Officer Code of Ethics that applies to GNV’s Senior Financial Officers.  In addition, our investment adviser has adopted a Code of Ethics applicable to all of its employees.  Requests for copies of either document should be sent in writing to GSC Investment Corp., 500 Campus Drive, Suite 220, Florham Park, NJ 07932-1039, Attention: Eric P. Rubenfeld.  Both documents are also available on our website at http://ir.gscinvestmentcorp.com/governance.cfm.

If we make any substantive amendment to, or grant a waiver from, a provision of our Financial Officer Code of Ethics, we will satisfy the applicable SEC disclosure requirement by promptly disclosing the nature of the amendment or waiver at http://ir.gscinvestmentcorp.com/governance.cfm.

Beneficial Ownership of Common Stock

Stock Ownership of Directors and Executive Officers

We encourage our directors, officers and employees to own our common stock; owning our common stock aligns their interests with your interests as stockholders. Executive officers may not engage in selling short GNV securities.

The following table presents information as to the beneficial ownership of our common stock as of May 12, 2010 by:

•	each of our current directors;

•	each of our “Named Executive Officers,” as such term is defined under the rules of the SEC;

•	all current directors and executive officers as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

In fiscal year 2010, our Named Executive Officers were Richard T. Allorto, Jr., Seth M. Katzenstein, Eric P. Rubenfeld and for a portion of the year, David L. Goret.

The percentage ownership is based on 16,940,109 shares of common stock outstanding as of May 12, 2010. Shares of common stock that are subject to warrants or other convertible securities currently exercisable or exercisable within 60 days thereof, are deemed outstanding for the purposes of computing the percentage ownership of the person holding these options or convertible securities, but are not deemed outstanding for computing the percentage ownership of any other person. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. To our knowledge, unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated by footnote, the address for each director, named executive officer and owner of 5% or more of our common stock is GSC Investment Corp., 500 Campus Drive, Suite 220, Florham Park, New Jersey 07932.

Name of Beneficial Owner	GNV Common Stock Beneficially Owned as of May 12, 2010 Shares	Percent of Class
Directors
Robert F. Cummings, Jr.	48,006	*
Richard M. Hayden	32,621	*
Steven M. Looney	2,875	*
Charles S. Whitman III	4,417	*
G. Cabell Williams	44,911	*
Named Executive Officers
Richard T. Allorto, Jr.	19,358	*
Seth M. Katzenstein	18,917	*
Eric P. Rubenfeld	0	*
All Directors and Executive Officers as a Group	171,105	1%
Owners of 5% or more of our common stock
GSC CDO III, LLC (1)	1,928,006	11.4%

(1)  Includes common stock held by affiliates of GSC Group as follows: 133 shares of common stock held by GSC Secondary Interest Fund, LLC, a Delaware limited liability company, 116,059 shares of common stock held by Greenwich Street Capital Partners II, L.P., a Delaware limited partnership, and 1,811,814 shares of common stock, held by GSC CDO III, L.L.C., a Delaware limited liability company.  The address of GSC CDO III, LLC is 500 Campus Drive, Suite 220, Florham Park, New Jersey 07932.

*   Less than 1%

On April 14, 2010, we announced that Saratoga Investment Advisors, LLC and CLO Partners LLC have agreed to purchase a minority stake in the Company (the “Saratoga Transaction”).  Under the terms of the stock purchase agreement and subject to approval by our stockholders, Saratoga will replace GSCP as our investment adviser.  Upon consummation of the proposed Saratoga Transaction, our GSC Group-affiliated board members, Richard M. Hayden and Robert F. Cummings, Jr., will be replaced by Christian L. Oberbeck and Richard A. Petrocelli, Managing Directors of Saratoga Partners, an affiliate of Saratoga.  The overall size and composition of the Board of Directors will otherwise remain unchanged.  In addition, our current Chief Executive Officer, Chief Financial Officer and Vice President, Secretary and Chief Compliance Officer will be replaced by corporate officers of Saratoga.  Mr. Oberbeck will be appointed Chief Executive Officer and Mr. Petrocelli will be appointed Chief Financial Officer and Chief Compliance Officer.  The operation of the Saratoga Transaction will result in a change of control of the Company.  For more information about the Saratoga Transaction, see our Current Report on Form 8-K dated April 14, 2010 and our Preliminary Proxy Statement on Schedule 14A filed with the SEC on May 13, 2010.  We can give no assurance that the Saratoga Transaction will be consummated.

Dollar Range of Securities Beneficially Owned By Directors

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of May 12, 2010. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in GSC Investment Corp.(1)
Independent Directors
Steven M. Looney	$1-$10,000
Charles S. Whitman III	$1-$10,000
G. Cabell Williams	$50,001-$100,000
Interested Directors
Robert F. Cummings, Jr.	$50,001-$100,000
Richard M. Hayden	$50,001-$100,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Executive Compensation

Currently, none of our executive officers are compensated by the Company and as such the Compensation Committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

We currently have no employees, and each of our executive officers is also an employee of GSC Group, an affiliate of our investment adviser.  Services necessary for our business are provided by individuals who are employees of the our investment adviser and administrator, GSCP, an affiliate of GSC Group, pursuant to the terms of the investment advisory and management agreement and the administration agreement.  If we consummate the proposed Saratoga Transaction, we will have a similar arrangement with the new investment adviser, Saratoga.

GSC Group and its affiliates as of May 12, 2010 owned 1,928,006 shares of our common stock and our directors, executive officers and other senior employees of GSC Group (managing director and above) currently own an additional 316,430 shares of our common stock.  Some, but not all, of these persons are required to file statements of beneficial ownership pursuant to Section 16 of the Securities Exchange Act of 1934, as amended.

Director Compensation

The Independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting.  In addition, the chairman of the Audit Committee receives an annual fee of $5,000 and the chairman of each other committee receives an annual fee of $2,000 for their additional services in these capacities.  In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers.  Independent directors have the option to receive their directors’ fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.  No compensation is paid to directors who are “interested persons.”

The following table sets forth information concerning total compensation earned by or paid to each of our directors during the fiscal year ended February 28, 2010:

Name of Director	Total Compensation from the Company Paid in FY 2010
Robert F. Cummings, Jr.	$—
Richard M. Hayden	$—
Steven M. Looney	$67,000
Charles S. Whitman III	$65,000
G. Cabell Williams	$65,000

Proposal 2 - To Ratify of the Appointment of Ernst & Young LLP as GNV’s Independent Registered Public Accounting Firm for the 2011 Fiscal Year

The Audit Committee has appointed Ernst & Young LLP to serve as the Company’s independent registered public accountants for the fiscal year ending February 28, 2011.  We are asking you to ratify this appointment.  A representative of Ernst & Young LLP will be present (by telephone) at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Independent Auditor’s Fees

The following table presents fees for professional services rendered by Ernst & Young LLP for fiscal years 2010 and 2009.

	FY 2010	FY 2009
Audit Fees (1)	$185,000	$190,000

Aggregate Non-Audit Fees
Audit-Related Fees (2)	150,000	150,000
Tax Fees (3)	37,000	40,000
All Other Fees (4)	—	17,500
Total Aggregate Non-Audit Fees (5)	187,000	207,500

Total Fees	$372,000	$397,500

(1)	Audit fees represent fees and expenses for the audit of the Company’s annual financial statements.
(2)	Audit-related fees represent services in conjunction with our quarterly reports on Form 10-Q for the fiscal quarters ending May 31, 2009, August 31, 2009, and November 30, 2009.
(3)	Tax fees represent services in conjunction with preparation of the Company’s tax return.
(4)	All other fees consist of fees rendered for agreed upon procedures related to the credit facility.
(5)	Aggregate non-audit fees comprise audit-related fees, tax fees and all other fees.

The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of Ernst & Young LLP.

Our Board unanimously recommends a vote “FOR” Proposal 2, to ratify the appointment of Ernst and Young LLP as our independent registered public accounting firm for the 2011 fiscal year.  Proxies solicited by the Board will be voted “FOR” Proposal 2 unless otherwise instructed.

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board.  The charter is available at http://ir.gscinvestmentcorp.com/governance.cfm.  The Audit Committee is made up of Steven M. Looney, Charles S. Whitman III and G. Cabell Williams.  Steven M. Looney serves as Audit Committee chairman.  The Board has determined that Mr. Looney is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934 and that each of Messrs. Whitman and Williams are “financially literate” as required by NYSE corporate governance standards. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for aiding our Board of Directors in determining the fair value of debt and equity investments that are not publicly traded or for which current market values are not readily available; where appropriate, the Board of Directors and Audit Committee may utilize the services of an independent valuation firm to assist them in determining the fair value of these investments. The Board has determined that Steven M. Looney, Charles S. Whitman III and G. Cabell Williams are independent under the applicable independence standards of the NYSE and the Securities Exchange Act of 1934.

The Committee serves in an oversight capacity and is not part of the Company’s managerial or operational decision-making process.  Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States and for the report on the Company’s internal control over financial reporting.  The Company’s independent auditor, Ernst & Young LLP, is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.  The Audit Committee’s responsibility is to oversee the financial reporting process and to review and discuss management’s report on the Company’s internal control over financial reporting.  The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management, the internal auditor and the independent auditor.

The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services by the independent auditors.  Under these procedures, the Audit Committee pre-approves both the type of services to be provided by the independent auditors and the estimated fees related to those services.  During the pre-approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditor.  The services and fees must be deemed compatible with the maintenance of the auditor’s independence, including compliance with SEC and NYSE rules and regulations.  In fiscal years 2010 and 2009, the Audit Committee approved all audit and non-audit services to be provided by Ernst & Young LLP.  Other than as described above, there were no other services rendered by Ernst & Young LLP for the fiscal years 2010 and 2009.

The Audit Committee met five times during fiscal year 2010.  In connection with the audited financial statements for the fiscal year ended February 28, 2010, the Committee, among other matters:

•	reviewed and discussed the audited consolidated financial statements and related footnotes for the fiscal year ended February 28, 2010 with management and Ernst and Young LLP;

•	reviewed and discussed the annual plan and scope of work of the independent auditor;

•	met with Ernst & Young LLP, Company management and the Company’s valuation consultant; and

•	reviewed and discussed the critical accounting policies set forth in the Company’s Annual Report on Form 10-K.

The Audit Committee discussed with Ernst & Young LLP matters that independent registered public accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the Public Company Accounting Oversight Board, including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).  This review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s consolidated financial statements, including the disclosures relating to critical accounting policies.

Ernst & Young LLP also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and represented that it is independent from the Company.  The Audit Committee discussed with Ernst & Young LLP their independence from the Company, and considered if services they provided to the Company beyond those rendered in connection with their audit of the Company’s consolidated financial statements were compatible with their independence.

Based on its review and these meetings, discussions and reports discussed above, and subject to the limitations on its role and responsibilities referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the fiscal year ended February 28, 2010 be included in the Company’s Annual Report on Form 10-K.  The Audit Committee also selected Ernst & Young LLP as the Company’s independent auditor for the fiscal year ended February 28, 2011 and is presenting the selection to the stockholders for ratification.

Respectfully submitted,

Steven M. Looney, Chairman
Charles S. Whitman III
G. Cabell Williams

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in ownership of our common stock and other equity securities. Such executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all beneficial ownership reporting forms they file.

To our knowledge, based solely on our review of the copies of such filings in our possession and written representations that no other reports were required, during the fiscal year ended February 28, 2010, we believe that all of our executive officers, directors and greater than 10% stockholders made all the necessary filings under Section 16(a) during fiscal year 2010.

Certain Affiliations

Our investment adviser and administrator is GSCP and its address is 500 Campus Drive, Suite 220, Florham Park, New Jersey 07932.  Our Chief Executive Officer and President, Chief Financial Officer, and Vice President, Secretary and Chief Compliance Officer also serve as senior managers of GSC Group, the parent affiliate of our investment adviser.  In addition, certain of our directors, including our Chairman, are former or retired senior managers of GSC Group. As a result, the investment advisory and management agreement and the administration agreement, each between us and our investment adviser, were negotiated between related parties, and the terms, including fees payable, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. Please see Item 1A “Risk Factors—Risks related to our business—There are conflicts of interest in our relationship with our investment adviser and/or affiliates of our investment adviser, which could result in decisions that are not in the best interests of our stockholders” and “Risk Factors—Risks related to our business—Our investment adviser’s liability will be limited under the investment advisory and management agreement, and we will indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf that it would when acting for its own account” in our annual report on Form 10-K for the fiscal year ended February 28, 2010.

We have entered into a license agreement with GSC Group, pursuant to which GSC Group grants us a non-exclusive, royalty-free license to use the “GSC” name.

Regulatory restrictions limit our ability to invest in any portfolio company in which GSC Group or any affiliate currently has an investment. We may in the future submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for the Company to co-invest with funds managed by GSC Group where such investment is consistent with the investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors applicable to the Company. There is no assurance that an application for exemptive relief, if made, would be granted by the SEC. Accordingly, we cannot assure you that we will be permitted to co-invest with funds managed by GSC Group.

Upon consummation of the proposed Saratoga Transaction, Saratoga will replace GSCP as our investment adviser and administrator.

Director Attendance at Annual Stockholder Meetings

Although all members of the Board of Directors are invited and encouraged to attend annual meetings of security holders, we do not have a policy with respect to such attendance.  We have sought to schedule our annual meeting of stockholders at a time and date to accommodate attendance by members of our Board of Directors.

Stockholder Proposals

For a stockholder nomination to the Board or other proposal to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the principal executive offices of GNV.  No stockholder nominations to the Board or other proposals were received in connection with the 2010 annual meeting.

To be timely for the 2011 annual meeting, our Bylaws currently require that a stockholder’s notice be delivered or mailed and received by GNV at the principal executive offices of the Company not later than the close of business on January 28, 2011 and not earlier than December 29, 2010 (based on a mailing date of May 28, 2010 for this proxy statement). A stockholder’s notice must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by GNV’s bylaws.

Other Business

The Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters may properly be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

Whether or not you expect to attend the meeting, please vote electronically via the internet, by telephone, or if you have requested a paper copy of these documents, by promptly signing, dating and returning the accompanying proxy in the enclosed postage paid envelope so that you may be represented at the meeting.

Annual Reports

A copy of our Annual Report on Form 10-K, which includes financial statements, is available free of charge on the Investor Relations section of our web site at http://ir.gscinvestmentcorp.com/governance.cfm or through the SEC’s electronic data system at http://www.sec.gov.  To request a printed copy of our annual report, which we will provide to you free of charge, either write to us at GSC Investment Corp., 500 Campus Drive, Suite 220, Florham Park, New Jersey 07932, Attn: Eric P. Rubenfeld, or call us at 973-437-1000.

Solicitation Expenses

We will pay the expense of preparing, assembling, printing and mailing the proxy form and the form of material used in solicitation of proxies.  Our directors or employees may solicit proxies by telephone, facsimile and personal solicitation, in addition to the use of the mail.  We do not expect to pay any compensation for the solicitation of proxies.

Delivery of Documents to Stockholders Sharing an Address

If you are the beneficial owner, but not the record holder, of shares of GNV stock, your broker, bank or other nominee may only deliver one copy of this proxy statement and our fiscal year 2010 Annual Report to multiple stockholders who share an address, unless that nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and our 2010 Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, should submit this request by writing to GSC Investment Corp., 500 Campus Drive, Suite 220, Florham Park, New Jersey 07932, Attn: Eric P. Rubenfeld, or calling 973-437-1000. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

PROXY

GSC INVESTMENT CORP.

Annual Meeting of Stockholders — July 7, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Seth M. Katzenstein and Richard T. Allorto, Jr., and each of them, as proxies of the undersigned, with full power of substitution in each of them, to attend the 2010 Annual Meeting of Stockholders of GSC Investment Corp, a Maryland Corporation (the “Company”), to be held at its offices at Davis Polk & Wardwell LLP, located at 450 Lexington Avenue, New York, NY, 10017, on July 7, 2010, at 10:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast and to otherwise represent the undersigned with all powers that the undersigned would possess if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the 2010 Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE THREE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.  IF SPECIFIC INSTRUCTIONS ARE INDICATED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE THEREWITH.  THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

VOTING INSTRUCTIONS:

Complete, sign, date and promptly return this proxy card in the postage-paid envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

PROPOSAL 1:  To elect three Class III directors to hold office until our 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

☐ FOR the nominees listed below.	☐ WITHHOLD authority to vote for the nominees listed below.	☐ FOR all except (see instructions below).

Nominees: Robert F. Cummings, Jr., Steven M. Looney and Charles S. Whitman III

Instruction: To withhold authority to vote for an individual nominee, mark “FOR ALL EXCEPT” as shown here: ☑, and write the name of such nominee in the blank space below.

(Continued from other side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2011.

PROPOSAL 2:   To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year ending February 28, 2011.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED

SIGNATURE(S)
Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Please sign, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.